================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 2, 2000
                               (FEBRUARY 1, 2000)


                         ------------------------------


                                KYZEN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


      TENNESSEE                       0-26434                    87-0475115
   (State or Other               (Commission File             (I.R.S. Employer
   Jurisdiction of                    Number)                  Identification
   Incorporation)                                                  Number)


                     430 HARDING PLACE
                   NASHVILLE, TENNESSEE                               37211
         (Address of Principal Executive Offices)                  (Zip Code)


                                 (615) 831-0888
              (Registrant's Telephone Number, including Area Code)



================================================================================

ITEM 5.  OTHER EVENTS AND INFORMATION.

         On February 2, 2000, Kyzen Corporation (the "Registrant") issued the press release attached hereto as Exhibit 99.1 announcing that the Registrant's common stock and warrants no longer trade on The Nasdaq SmallCap Market. As of February 2, 2000, the Registrant's common stock and warrants will be quoted on the OTC Bulletin Board and will continue to be listed on the Boston Stock Exchange.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.


  Exhibit No.                               Description
  -----------                               -----------
     99.1             Press Release of the Registrant, dated February 2, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KYZEN CORPORATION



                                       By: /s/ Kyle J. Doyel
                                           -------------------------------------
                                           Kyle J. Doyel
                                           Chief Executive Officer and President

Date:  February 2, 2000

                                INDEX TO EXHIBITS


  Exhibit No.                             Description
  -----------                             -----------
     99.1            Press Release of the Registrant, dated February 2, 2000